Fidelity®

Congress Street

Fund

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Congress Street	-9.59%	-12.44%	21.71%	192.11%
S&P 500®	-13.16%	-17.99%	19.70%	195.16%
Growth & Income Funds Average	-10.31%	-14.50%	20.29%	174.05%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 1,144 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Congress Street	-12.44%	4.01%	11.32%
S&P 500	-17.99%	3.66%	11.43%
Growth & Income Funds Average	-14.50%	3.51%	10.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Congress Street Fund on June 30, 1992. As the chart shows, by June 30, 2002, the value of the investment would have grown to $29,211 - a 192.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,516 - a 195.16% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper SM large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap value funds average were -9.21%, -13.43%, 18.48%, and 181.71%, respectively; and the one year, five year and 10 year average annual total returns were -13.43%, 3.30%, and 10.78%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -14.84%, -20.60%, 10.95%, and 153.38%, respectively; and the one year, five year and 10 year average annual total returns were -20.60%, 1.85%, and 9.48%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable corporate activities rocked investors' trust in the integrity of Corporate America during the six-month period ending June 30, 2002. As a result, money flowed out of equities as fast as reports of new scandals poured in. Many CEOs and corporations were caught in the net of suspicion that blanketed the markets - even the White House and the queen of home decorating came under pressure for their association with the companies involved. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. In that time, the blue-chip bellwether Dow Jones Industrial AverageSM slipped 6.90%, the NASDAQ Composite® Index declined 24.85% and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Congress Street Fund

Q. How did the fund perform, Tim?

A. For the six months ending June 30, 2002, the fund fell 9.59%, outperforming the 13.16% loss for the Standard & Poor's 500 Index and the 10.31% loss for the Lipper Inc. growth & income funds average. For the 12 months ending June 30, 2002, the fund lost 12.44%, while the S&P 500 index and the peer group average fell 17.99% and 14.50%, respectively.

Q. What caused the weakness in equities during the past six months?

A. Several factors. The direction of the economy remained in question. Corporate earnings generally failed to improve and, in many industries, valuations remained high because stock prices didn't decline as severely as profits. Stocks fell further when several high-profile lawsuits charged major brokerage houses and their equity analysts with making fraudulent stock recommendations. Elsewhere, inquiries by the Securities and Exchange Commission into corporate accounting uncovered evidence that many companies abused proper accounting standards, misleading investors on profitability. Such reports of questionable accounting forced many highly paid CEOs and key executives to resign, and also raised the average investor's skepticism about the financial markets. All of these troubling developments helped stifle investors' interest in equities.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund outperform the S&P 500 index during the past six months?

A. In each of the fund's four largest sectors - health care, industrials, consumer staples and information technology - its holdings outperformed those held by the index during the past six months. These four sectors made up roughly 70% of the fund's total assets on average, so having better performers there was the primary reason it outperformed the index. More specifically, having a significantly higher exposure to food, beverage and tobacco stocks gave us our biggest advantage, as the stable earnings growth historically generated by these companies was seen as a safe harbor amid the uncertain economic backdrop and volatile equity market. Additionally, overweighted positions in some pharmaceutical stocks, including Johnson & Johnson, Wyeth and American Home Products, which held up better than many of their competitors, made a difference. Wyeth and American Home Products merged during the period. Our gains in these aforementioned areas offset some weakness incurred by having little exposure to traditional banking stocks, which performed surprisingly well when consumer credit quality held up better than expected.

Q. What holdings were top performers? Which disappointed?

A. Investors were attracted to the stable growth prospects of Coca-Cola and Anheuser-Busch, while International Paper benefited from an improving outlook for its business. In contrast, industrial giant General Electric was hurt by concerns about the accounting practices at large conglomerates, including allegations of financial irregularities at competitors such as Tyco International. A slowdown in corporate spending on technology hardware lowered the earnings forecasts for IBM, another big detractor. Shares of medical devices maker Guidant fell due to litigation that could compromise the company's ability to bring drug-coated stents - a treatment for heart disease - to market as quickly as expected.

Q. What's your outlook, Tim?

A. While it's been a rough couple of years for equity investors, there are reasons to be optimistic. Interest rates remain at levels not seen in nearly 40 years, and consumer spending has held up relatively well given the large number of job losses. However, my top focus is corporate earnings, where by and large there's yet to be any improvement. Earnings are unlikely to improve until there is a broad-based economic recovery. Therefore, maintaining a diversified portfolio may be the best way to weather the stock market's volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Semiannual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.4	8.5
Exxon Mobil Corp.	7.2	6.2
United Technologies Corp.	7.1	7.1
Johnson & Johnson	6.8	6.7
Anheuser-Busch Companies, Inc.	5.8	5.5
International Paper Co.	5.3	4.7
Knight-Ridder, Inc.	5.1	4.4
Verizon Communications, Inc.	4.6	4.5
The Coca-Cola Co.	4.5	3.1
Merck & Co., Inc.	4.4	4.4
	58.2
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.3	23.6
Industrials	18.5	18.6
Consumer Staples	17.1	15.7
Information Technology	11.9	13.7
Energy	10.0	9.0
Asset Allocation (% of fund's net assets)
As of June 30, 2002	As of December 31, 2001
Stocks 99.6%	Stocks 99.8%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 0.2%

Semiannual Report

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.8%
Leisure Equipment & Products - 0.7%
Eastman Kodak Co.	15,643	$ 456,306
Media - 5.1%
Knight-Ridder, Inc.	57,400	3,613,330
TOTAL CONSUMER DISCRETIONARY		4,069,636
CONSUMER STAPLES - 17.1%
Beverages - 10.3%
Anheuser-Busch Companies, Inc.	82,375	4,118,750
The Coca-Cola Co.	56,153	3,144,568
		7,263,318
Food Products - 1.7%
H.J. Heinz Co.	28,712	1,180,063
Household Products - 2.0%
Colgate-Palmolive Co.	28,064	1,404,603
Tobacco - 3.1%
Philip Morris Companies, Inc.	50,534	2,207,325
TOTAL CONSUMER STAPLES		12,055,309
ENERGY - 10.0%
Oil & Gas - 10.0%
ChevronTexaco Corp.	22,358	1,978,683
Exxon Mobil Corp.	124,832	5,108,125
		7,086,808
FINANCIALS - 3.5%
Banks - 0.6%
Bank One Corp.	11,100	427,128
Diversified Financials - 2.9%
Citigroup, Inc.	53,400	2,069,250
TOTAL FINANCIALS		2,496,378
HEALTH CARE - 21.3%
Health Care Equipment & Supplies - 2.6%
Guidant Corp. (a)	61,313	1,853,492
Pharmaceuticals - 18.7%
Eli Lilly & Co.	18,236	1,028,510
Johnson & Johnson	91,484	4,780,954
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	60,873	$ 3,082,609
Pharmacia Corp.	38,389	1,437,668
Wyeth	56,860	2,911,232
		13,240,973
TOTAL HEALTH CARE		15,094,465
INDUSTRIALS - 18.5%
Aerospace & Defense - 9.7%
Boeing Co.	40,513	1,823,085
United Technologies Corp.	74,131	5,033,495
		6,856,580
Commercial Services & Supplies - 0.5%
Waste Management, Inc.	14,500	377,725
Industrial Conglomerates - 7.4%
General Electric Co.	179,939	5,227,230
Road & Rail - 0.9%
Union Pacific Corp.	9,660	611,285
TOTAL INDUSTRIALS		13,072,820
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 3.0%
Motorola, Inc.	149,739	2,159,236
Computers & Peripherals - 5.8%
Hewlett-Packard Co.	112,408	1,717,594
International Business Machines Corp.	32,844	2,364,768
		4,082,362
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	21,436	506,961
Semiconductor Equipment & Products - 1.4%
Intel Corp.	55,300	1,010,331
Software - 1.0%
Microsoft Corp. (a)	12,600	689,220
TOTAL INFORMATION TECHNOLOGY		8,448,110
MATERIALS - 5.9%
Chemicals - 0.6%
Eastman Chemical Co.	8,793	412,392
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 5.3%
International Paper Co.	85,888	$ 3,742,999
TOTAL MATERIALS		4,155,391
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.6%
Verizon Communications, Inc.	80,103	3,216,135
UTILITIES - 1.0%
Electric Utilities - 1.0%
Consolidated Edison, Inc.	14,460	603,705
Potomac Electric Power Co.	5,635	121,040
		724,745
TOTAL COMMON STOCKS (Cost $16,035,063)		70,419,797
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.93%, dated 6/28/02 due 7/1/02 (Cost $258,000)	$ 258,042	258,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $16,293,063)		70,677,797
NET OTHER ASSETS - 0.1%		44,637
NET ASSETS - 100%		$ 70,722,434
Legend
(a) Non-income producing
Other Information

Sales of securities, other than short-term securities, aggregated $6,464,572, which represents the value of securities delivered in redemption of fund shares. The realized gain of $5,776,999 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $16,293,063. Net unrealized appreciation aggregated $54,384,734, of which $56,104,851 related to appreciated investment securities and $1,720,117 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $258,000) (cost $ 16,293,063) - See accompanying schedule		$ 70,677,797
Dividends receivable		145,109
Other receivables		38,402
Total assets		70,861,308
Liabilities
Payable to custodian bank	$ 14,825
Payable for fund shares redeemed	8,017
Accrued management fee	88,483
Other payables and accrued expenses	27,549
Total liabilities		138,874
Net Assets		$ 70,722,434
Net Assets consist of:
Paid in capital		$ 16,315,686
Undistributed net investment income		22,049
Accumulated undistributed net realized gain (loss) on investments		(35)
Net unrealized appreciation (depreciation) on investments		54,384,734
Net Assets, for 209,058 shares outstanding		$ 70,722,434
Net Asset Value, offering price and redemption price per share ($70,722,434 ÷ 209,058 shares)		$338.29

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 760,561
Interest		2,965
Total income		763,526
Expenses
Management fee	$ 184,146
Transfer agent fees	33,925
Accounting fees and expenses	30,516
Non-interested trustees' compensation	209
Custodian fees and expenses	2,720
Audit	17,459
Legal	3,420
Miscellaneous	73
Total expenses before reductions	272,468
Expense reductions	(185)	272,283
Net investment income (loss)		491,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		5,776,999
Change in net unrealized appreciation (depreciation) on investment securities		(13,909,857)
Net gain (loss)		(8,132,858)
Net increase (decrease) in net assets resulting from operations		$ (7,641,615)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 491,243	$ 1,149,351
Net realized gain (loss)	5,776,999	8,956,226
Change in net unrealized appreciation (depreciation)	(13,909,857)	(19,477,593)
Net increase (decrease) in net assets resulting from operations	(7,641,615)	(9,372,016)
Distributions to shareholders from net investment income	(480,433)	(1,140,536)
Share transactions
Reinvestment of distributions	160,461	247,360
Cost of shares redeemed	(6,479,178)	(10,746,484)
Net increase (decrease) in net assets resulting from share transactions	(6,318,717)	(10,499,124)
Total increase (decrease) in net assets	(14,440,765)	(21,011,676)
Net Assets
Beginning of period	85,163,199	106,174,875
End of period (including undistributed net investment income of $22,049 and undistributed net investment income of $11,239, respectively)	$ 70,722,434	$ 85,163,199
Other Information
Shares
Issued in reinvestment of distributions	455	631
Redeemed	(17,526)	(27,973)
Net increase (decrease)	(17,071)	(27,342)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 376.61	$ 418.88	$ 412.27	$ 375.34	$ 305.02	$ 252.14
Income from Invest- ment Operations
Net investment income (loss) D	2.24	4.75	4.70	4.34	4.50	4.57
Net realized and unrealized gain (loss)	(38.26)	(42.22)	6.71	36.94	70.41	52.81
Total from investment operations	(36.02)	(37.47)	11.41	41.28	74.91	57.38
Distributions from net investment income	(2.30)	(4.80)	(4.80)	(4.35)	(4.59)	(4.50)
Net asset value, end of period	$ 338.29	$ 376.61	$ 418.88	$ 412.27	$ 375.34	$ 305.02
Total Return B , C	(9.59)%	(8.99)%	2.79%	11.05%	24.66%	22.81%
Ratios to Average Net Assets E
Expenses before expense reductions	.67%A	.64%	.63%	.61%	.64%	.65%
Expenses net of voluntary waivers, if any	.67%A	.64%	.63%	.61%	.64%	.65%
Expenses net of all reductions	.67%A	.64%	.63%	.61%	.64%	.65%
Net investment income (loss)	1.20%A	1.23%	1.15%	1.10%	1.34%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,722	$ 85,163	$ 106,175	$ 112,344	$ 105,258	$ 87,903
Portfolio turnover rate	0%A	4%	0%	1%	0%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee equal to an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the fund's annualized management fee rate was .45% of average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Certain security trades were directed to brokers who paid $176 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CST-SANN-0802 157731
1.705565.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com